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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 5, 2000

                        Natural MicroSystems Corporation
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             (Exact Name of Registrant as Specified in its Chapter)

                                    Delaware
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                    (State of Incorporation or Organization)

        0-23282                                       04-2814586
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(Commission File Number)                   (I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts                      01760
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   (Address  of  Principal  Executive  Offices)                      (Zip Code)

                                 (508) 620-9300
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              (Registrant's telephone number, including area code)

   Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      EXHIBITS

                  4.1 Form of Supplemental Indenture to the Indenture by and between Natural MicroSystems Corporation and State Street Bank and Trust Company.

                  23.1      Consent of Ernst & Young LLP.

                  23.2      Consent of Rochon Legault.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its half by the undersigned hereto duly authorized.

                                               Natural MicroSystems Corporation

          September 25, 2000               By:
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                                               Robert E. Hult
                                               Senior Vice President of
                                               Finance and Operations,
                                               Chief Financial Officer and
                                               Treasurer